Santander Holdings USA, Inc. Fixed Income Investors Update April 2, 2013

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 3 Footprint 1. FDIC Market Share of branches; data as of June 2012 (published on annual basis) Source: FDIC Santander Holdings USA, Inc. (SHUSA) • On January 26, 2012 SHUSA became a bank holding company • Regulated by the FRB Boston • Headquartered in Boston, MA • Wholly-owned by Banco Santander, S.A. • SEC registered • Sovereign Bank, N.A. (Sovereign) is its main subsidiary: • Over 720 branches / 2,200 ATMs / ~8,900 team members • $85.8B assets • $50.8B deposits • $13.2B equity • SHUSA has a significant equity investment in Santander Consumer USA, Inc. (SCUSA): • Formed in 1995 • Consumer finance and loan servicer • SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011 and is now reflected as an equity method investment Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 7.0% 4 Pennsylvania 169 2.7% 9 New Jersey 152 3.1% 7 New York 76 0.8% 17 Rhode Island 32 4.4% 6

4 4 SHUSA: 4Q2012 Highlights Continued Improvement in Asset Quality Metrics resumed improving trend after one time BK71 impact in Q3:12 Sustained Core Earnings Generation Profitability remained below normalized level in 4Q12 due to extraordinary items Strong Capital Ratios Solid Tier 1 Common Equity base Stable Liquidity Position Comfortable debt structure, reliable dividend income, and good market access 1 BK7 impact increased NPLs $111.6MM in 3Q12 Robust Loan Production Growth in C&I lending benefiting from charter change in 1Q12

5 5 Net Interest Income ($Mn) Pre-Tax Income ($Mn) Sovereign Bank: Annual Profitability In 2012, Sovereign Bank continued growth in profitability $2,022 $1,484 $1,786 $1,823 $1,833 $0 $500 $1,000 $1,500 $2,000 $2,500 2008 2009 2010 2011 2012 +14% 2008 2009 2010 2011 2012 ($1398) ($1374) $450 $511 $448 $200 $400 $600 ($750) ($1500)

6 6 SHUSA: Profitability1 Extraordinary items held profitability below normalized level 1 2012 figures reflect the deconsolidation of SCUSA effective December 31, 2011 2 PPNR = Pre-tax Pre-Provision Income; For Non-GAAP-to-GAAP reconciliation of PPNR please see Appendix 2Net Interest Income ($Mn) Pre-Provision Net Revenue (PPNR)2 ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) *Pro-forma figures exclude the following expenses: 3Q12 PIERS litigation reserve, and 4Q12 PIERS tender costs, Hurricane Sandy expenses, FHLB advance termination expense, and foreclosure settlement review costs. See Appendix for Reconcilation of 4Q12 pro-forma figures. 1307 370 325 22 130 280* 237* 0 200 400 600 800 1,000 1,200 1,400 4Q11 1Q12 2Q12 3Q12 4Q12 978 431 424 418 401 0 200 400 600 800 1,000 4Q11 1Q12 2Q12 3Q12 4Q12 937 267 217 (49) 19 209* 151* -100 100 300 500 700 900 1,100 4Q11 1Q12 2Q12 3Q12 4Q12 456 229 184 29 120 186* 199* 0 100 200 300 400 500 600 4Q11 1Q12 2Q12 3Q12 4Q12

7 7 4Q2012 Extraordinary Items  PIERS Tender • SHUSA launched a tender for the PIERS1 security in December 2012. $323MM (40.4%) of the PIERS was tendered back to SHUSA • The PIERS tender offer resulted in a $47MM reduction in pre-tax income in 4Q12 while reducing annual interest expense by $42MM  FHLB Advance Termination • Termination of $290MM of callable FHLB advance in December 2012 resulted in $36MM prepayment expense • Reduces interest expense on a “go-forward” basis by $17MM annually  Hurricane Sandy • Resulted in costs of $33MM primarily for provisions for credit losses and fixed asset impairments  Foreclosure Review Settlement2 • Remediation fund and mortgage modifications costs of $16MM 1 Refer to “PIERS Litigation Background” slide in Appendix for further detail 2 See SHUSA 10K – 2012 for further detail

8 8 11% 10% 4% 20% 15% 15% 3% 3% 4% 15% SHUSA: Balance Sheet All balances as of 12/31/2012 as reported in 10-K Noninterest- bearing demand deposits During 2012, SHUSA continued to increase the allocation of the C&I portfolio Investments SCUSA Equity Investment C&I CRE Residential mortgage Other Loans Other assets GW & Intangibles Home Equity Multi-Family $85.8BN Assets $72.6BN Liabilities $13.2BN Equity Interest-bearing demand deposits LT Debt Equity Other Liab. FHLB ST Debt Money market Certificates of deposit Savings

9 Sovereign Bank Charter Change Obtained Charter Change in January 2012 National Association Thrift • Real Estate focus • Mortgage/CRE led growth • Retail and Commercial Bank • C&I growth opportunity The movement to a National Association allows Sovereign Bank to rebalance its loan portfolio Source: SHUSA 10K - 2012 $3.3 $2.5 $7.1 $7.6 $10.6 $10.0 $11.6 $11.2 $6.9 $6.6 $12.2 $15.3 $51.7 $53.2 2011 2012 C&I HELOCS Resi Mortgages CRE Multi‐family Other Total Loans by Product Type ($Bn) 2.9% 25% 7% -6% -24% -3% -4%

10 10 $1,497 $1,364 $1,253 $1,127 $1,191 $1,176 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 NonperformingNon-Performing Loans Sovereign Bank: Asset Quality NPL = Nonaccruing loans plus accruing loans past due 90+ days Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, and Loss Dollars in millions -21% $4,358 $4,057 $3,868 $3,750 $3,657 $3,397 8.55% 7.84% 7.40% 7.09% 6.90% 6.38% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Classified Balances Criticized Balances Criticized Ratio Criticized Balances Asset quality metrics resumed improvement in 4Q12 after OCC BK7 rule change in 3Q12

11 11 Non-Performing Loan RatioDelinquency1 Sovereign Bank: Asset Quality Reserve Coverage (ALLL/NPL1) Texas Ratio2 79.4% 86.3% 93.6% 82.3% 86.2%77.0% 93.8% 94.2% 94.9% 97.3% 91.3% 91.2% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks 16.0% 12.1%12.4%11.9%13.4%14.3% 25.8%26.2%26.3% 28.8%29.8%29.6% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks 2 For Non-GAAP measure reconciliation Texas Ratio see Appendix 1 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans, except loans partially or wholly guaranteed by the US Government; NPL = Nonaccruing loans plus accruing loans past due 90+ days 1.19% 1.02%0.92%0.97%0.93% 1.11% 1.68%1.64%1.59% 1.81% 2.06%2.05% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks* 2.6% 2.4% 2.1% 2.3% 2.2% 2.9% 2.8% 2.6% 2.5% 2.4% 2.4% 2.3% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks *Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC

Other ConsumerMortgage and Home Equity Commercial Real Estate1 Outstandings NPL* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12 month average for that quarter and the prior 3 quarters; 3Q11 uptick in Mortgage NCO due to one-time charge off of accumulated SVAs related to charter change 1 Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities, Santander real estate capital and multi-family loan portfolios Sovereign Bank: Asset Quality US $ Billions Other Commercial $18.0 $18.1 $18.1 $18.1 $18.0 $17.6 2.8% 2.8% 2.8% 2.8% 3.5% 3.6% 1.14% 1.21% 1.25% 1.28% 0.80% 0.75% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 $3.9 $3.6 $3.3 $3.1 $2.9 $2.7 1.6% 1.7% 1.7% 2.0% 2.6% 2.4% 2.5% 2.5% 2.6% 2.5% 2.8% 3.0% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 $15.3 $15.4 $15.4 $15.2 $15.3 $15.3 3.6% 3.6% 3.0% 2.6% 2.1% 2.0% 1.8% 1.8% 1.9% 1.4% 1.1% 0.9% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 $13.8 $14.5 $15.5 $16.5 $16.8 $17.6 2.7% 1.7% 1.5% 1.0% 1.0% 1.0% 1.3% 1.6% 1.3% 1.4% 1.4% 0.9% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 12

13 13 Average Total Deposit Balances2 ($Mn) Sovereign Bank: Deposits $47,799 $49,246 $49,747 $49,348 $51,084 0.51% 0.48% 0.47% 0.48% 0.49% 4Q11 1Q12 2Q12 3Q12 4Q12 Total Deposits Yield Focus on growth of core non-maturity deposits Non-Maturity Deposit Growth Trends 1 Compound Annual Growth Rate (CAGR) represents the annualized rate of growth assuming a steady rate over the period of Dec. 2008-Dec. 2012 2 Represents average quarterly balance 5.4% 6.9% 10.9% 1.5% ‐9.0% ‐6.5% ‐10.4% ‐15.0% ‐10.0% ‐5.0% 0.0% 5.0% 10.0% 15.0% Non-interest Bearing Demand Deposits Interest Bearing Demand Deposits Money Market Accounts Savings Accounts CDs Total Wholesale Deposits Government & Other Deposits 2008 – 2012 CAGR1 Avg. Interest Cost

14 14 Debt Maturity by Funding Type (December 31, 2012) 2012 … 2015 2016 … 2020 … 2034 2036 Perp SHUSA: Debt Profile SubDebt To Parent PIERS (Conv Trust Pref) Trust Pref $150 Pref Stock Sr Debt Trust Pref $76 $477 $226 $750 $476 $200 US$ in millions $600 Sr Debt $800 Dec’12 tender Dividends from SCUSA and Sovereign Bank allowed SHUSA to comfortably service its debt and supported liability management initiatives Oct’12 tender $390 $250 Sr Debt Jun’12 maturity

15 15 SHUSA: Capital Ratios For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix Risk-based ratios declined in 1Q12 partially due to change to OCC Call Report methodology; certain assets required higher risk weightings which increased RWA Strong Tier 1 Common capital base 13.8% 13.5% 13.5% 13.3% 13.1% 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 risk-based 12.6% 12.5% 12.6% 12.4% 12.4% 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 common 10.9% 11.1% 11.2% 11.0% 10.8% 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 leverage 16.7% 16.0% 16.0% 15.8% 15.6% 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 Com on Ratio Tier 1 Lev rage Ratio Tier 1 Risk Based Capital Ratio Total Risk Based Capital Ratio

16 16 SCUSA: Chrysler Capital Santander Consumer USA, Inc. has entered into an agreement with Chrysler to serve as the manufacturer’s captive finance provider for consumer and dealer lending.  The program will operate under the brand name “Chrysler Capital”.  SCUSA will pay an upfront fee to Chrysler for future flow and revenue sharing agreements.  SCUSA will offer directly or indirectly the following services: dealer financing, consumer loan and lease financing, and commercial financing for fleet vehicles.  Products will be subject to the same risk control, compliance and governance as all other SCUSA products.  SCUSA will continue to service all originations. Funding will come through purchased flow agreements, dedicated warehouse lines, securitizations and equity. Chrysler’s press release in Bloomberg and Reuters – 2/6/2013

17 Strong Balance Sheet Right Regulatory Framework Conclusion Charter Change Committed to Franchise Development Continued Improvement in Asset Quality Sustained Core Earnings Generation Strong Tier 1 Common Capital Base Stable Liquidity Position IT and Network Transformation Building a leading retail and commercial franchise SHUSA is well positioned to succeed in the second phase of its transformation

Appendix

19 SHUSA Trended Statement of Operations (US $ Millions) 4Q11 1Q12 2Q12 3Q12 4Q12 Net interest income 978$ 431$ 424$ 418$ 401$ Fees & other income 258 160 145 143 162 Equity Investment Income - 157 107 107 58 Other non interest income 938 16 61 - 25 Net revenue 2,174 764 737 668 646 G & A expense (483) (356) (378) (355) (392) Other expenses (384) (38) (33) (290) (124) Provisions for credit losses (370) (103) (108) (71) (111) Income/(loss) before taxes 937 267 217 (49) 19 Income tax (expense)/benefit (481) (38) (33) 78 101 Net income/(loss) 456$ 229$ 184$ 29$ 120$ 4Q11 1Q12 2Q12 3Q12 4Q12 Net interest margin 4.88% 2.55% 2.47% 2.40% 2.30% GAAP effective tax rate1 51.3% 14.2% 15.3% -158.3% -531.6% 1 3Q12 and 4Q12 effective tax rate includes the impact of recognizing the discrete tax benefit related to the reduction of pre-tax income due to the Trust PIERS accrual and the investment tax credits from direct financing lease transactions. 2012 figures reflect the deconsolidation of SCUSA, effective December 31, 2011.

20 (US $ millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 19,982$ 2.13% 19,898$ 2.17% 84$ -0.04% 16,573$ 2.56% Loans (non-run off portfolio) 51,588 3.93% 51,280 4.02% 308 -0.09% 64,214 7.60% Loans (run off portfolio) 1,287 6.01% 1,456 5.92% (169) 0.09% 2,242 6.17% Allowance for loan losses (959) --- (1,044) --- 85 --- (2,212) --- Other assets 12,069 --- 12,050 --- 19 --- 11,714 --- TOTAL ASSETS 83,967$ 3.01% 83,640$ 3.09% 327$ -0.08% 92,531$ 5.89% Interest-bearing demand deposits 9,066 0.18% 8,782 0.14% 284 0.04% 9,012 0.19% Noninterest-bearing demand deposits 8,138 --- 8,300 --- (162) --- 7,971 --- Savings 3,781 0.16% 3,831 0.14% (50) 0.02% 3,484 0.13% Money market 16,586 0.50% 15,945 0.51% 641 -0.01% 17,343 0.55% Certificates of deposit 12,879 1.12% 12,241 1.10% 638 0.02% 9,851 1.25% Borrowed funds 17,984 3.51% 19,390 3.24% (1,406) 0.27% 30,293 4.15% Other liabilities 2,254 --- 1,922 --- 332 --- 2,069 --- Equity 13,279 --- 13,229 --- 50 --- 12,508 --- TOTAL LIABILITIES & SE 83,967$ 1.05% 83,640$ 1.03% 327$ 0.02% 92,531$ 1.62% NET INTEREST MARGIN 2.30% 2.40% -0.10% 4.88% 4Q12 3Q12 Change 4Q11 SHUSA: Average Balance Sheet Quarterly Averages

21 (US$ in Millions) 4Q11 1Q12 2Q12 3Q12 4Q12 Net interest income 451$ 471$ 463$ 456$ 443$ Fees & other income 108 160 145 143 163 Other non-interest income (49) 15 61 - 24 Net revenue 510 646 669 599 630 General & administrative expenses (353) (349) (371) (347) (380) Other expenses (38) (46) (38) (39) (71) Provisions for credit losses (60) (103) (108) (71) (111) Income before taxes 59 148 152 142 68 Income tax expense (14) (30) (26) (19) 2 Net income 45$ 118$ 126$ 123$ 70$ 4Q11 1Q12 2Q12 3Q12 4Q12 Net interest margin 2.79% 2.80% 2.70% 2.61% 2.53% GAAP effective tax rate 23.7% 20.3% 17.1% 13.4% -2.9% Sovereign Bank: Quarterly Trended Statement of Operations

22 Sovereign Bank: Annual Trended Statement of Operations 1 See Sovereign Bank Non-GAAP to GAAP reconciliation slide later in Appendix. (US$ in Millions) 2008 2009 2010 2011 2012 Net interest income 2,022$ 1,484$ 1,786$ 1,823$ 1,833$ Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 Net revenue 1,179 1,741 2,602 2,432 2,544 General & administrative expenses (1,514) (1,276) (1,212) (1,307) (1,447) Other expenses (152) (575) (203) (174) (194) Provisions for credit losses (911) (1,264) (739) (501) (393) Income/(Loss) before taxes (1,398) (1,374) 448 450 510 Income tax (expense)/benefit (691) 1,423 307 (133) (73) Net income/(loss) (2,089)$ 49$ 755$ 317$ 437$ 2008 2009 2010 2011 2012 Net interest margin 3.08% 2.36% 2.94% 2.84% 2.66% Efficiency ratio1 141.3% 106.3% 54.4% 60.9% 64.5% GAAP effective tax rate 49.4% -103.6% -68.5% 29.6% 14.3%

23 Sovereign Bank: Average Balance Sheet (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 19,943$ 2.12% 19,858$ 2.16% 85$ -0.04% 16,334$ 2.52% Loans (non run-off portfolio) 51,587 3.93% 51,279 4.02% 308 -0.09% 49,084 4.26% Loans (run-off portfolio) 1,287 6.01% 1,456 5.92% (169) 0.09% 2,242 6.17% Allowance for loan losses (959) --- (1,044) --- 85 --- (1,114) --- Other assets 9,467 --- 9,522 --- (55) --- 9,428 --- TOTAL ASSETS 81,325$ 3.11% 81,071$ 3.18% 254$ -0.07% 75,974$ 3.48% Interest-bearing demand deposits 9,066 0.18% 8,782 0.14% 284 0.04% 9,150 0.19% Noninterest-bearing demand deposits 8,204 --- 8,409 --- (205) --- 7,970 --- Savings 3,782 0.16% 3,830 0.14% (48) 0.02% 3,484 0.13% Money market 17,154 0.49% 16,086 0.51% 1,068 -0.02% 17,343 0.55% Certificates of deposit 12,879 1.12% 12,241 1.10% 638 0.02% 9,851 1.25% Borrowed funds 15,158 3.04% 16,882 2.82% (1,724) 0.22% 13,610 3.97% Other liabilities 2,119 --- 1,986 --- 133 --- 1,912 --- Equity 12,963 --- 12,855 --- 108 --- 12,654 --- TOTAL LIABILITIES & SE 81,325$ 0.87% 81,071$ 0.88% 254$ -0.01% 75,974$ 1.03% NET INTEREST MARGIN 2.53% 2.61% -0.08% 2.79% 4Q12 4Q113Q12 Change

24 24 Rating Agencies SOVEREIGN Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB ST Deposits P-2 A-2 F-2 Outlook Stable Negative Negative SHUSA Moody’s S&P Fitch Baa2 BBB BBB P-2 A-2 F-2 Negative Negative Negative  On October 16, 2012, S&P lowered Santander’s ratings by 2 notches (from A-/A-2 to BBB/A-2)  On October 16, 2012 S&P lowered SHUSA’s and Sovereign Bank’s ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA’s or Sovereign’s Stand Alone Credit Profile (SACP) rating  On October 26, 2012, following its affirmation of its ratings on Spain, Moody’s affirmed its ratings on Santander  On October 26, 2012, Moody’s affirmed SHUSA’s and Sovereign Bank’s ratings. In addition, Sovereign’s Outlook was returned to stable D cember 31, 2012

PIERS Litigation Background  In September 2012, the Court Magistrate issued a recommendation that the interest rate on the SHUSA Capital Trust IV security be reset at 13.61%1 SHUSA had previously reserved $71MM (pre-tax) in December 2011 to address the back interest accrued to that point1  In 3Q12 SHUSA took an additional reserve of $258MM (pre-tax) to address the back interest due to bondholders through September 30, 2012 and to reflect the full impact of the 13.61% rate1 SHUSA and the trustee have entered into a settlement agreement2: • The annual rate on all distributions after November 15, 2012 record date will be reset from 13.61% to 12.835% • SHUSA launched a tender offer for the PIERS securities at a price of $78.95; $323MM (40.4%) of the PIERS was tendered back to SHUSA • SHUSA will also make additional tender offers on each future quarterly distribution at a price equal to $78.95, minus the aggregate amount of any distribution • SHUSA may redeem untendered PIERS at any time on or after January 30, 2014 25 1See 8K filed 9/13/2012 2See 8K filed 11/26/2012

26 26 SHUSA: Reconciliation of 4Q12 Pro-forma Profitability (US$ in Millions) Actual 4Q12 Pro-forma 4Q12 Extraordinary Item Adjustments Pre-Provision Net Revenue $130 $130 - +$47 PIERS tender offer costs - +$36 FHLB advance termination expense - +$8 Hurricane Sandy expenses - +$16 Foreclosure review settlement costs Pre-Provision Net Revenue $130 $237 Provisions for credit losses -$111 -$111 - +$25 Hurricane Sandy related Provisions for Credit Losses Pre-Tax Income $19 $151 Income tax benefit $101 $101 - -$53 Reduced tax benefit without extraordinary items Net Income $120 $199

27 27 SHUSA: Reconciliation of Non-GAAP measures 1 Total assets adjusted for intangible assets and other regulatory deductions $ Millions 4Q11 1Q12 2Q12 3Q12 4Q12 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 937$ 267$ 217$ (49)$ 19$ Add back: Provision for credit losses 370 103 108 71 111 Pre-Tax Pre-Provision Income 1,307$ 370$ 325$ 22$ 130$ Tier 1 Common to Risk Weighted Assets Tier 1 Common 7,497$ 7,922$ 8,105$ 8,023$ 8,076$ Risk Weighted Assets 59,455 63,155 64,422 64,902 64,959 Ratio 12.6% 12.5% 12.6% 12.4% 12.4% Tier 1 Leverage Tier 1 Capital 8,234$ 8,510$ 8,690$ 8,608$ 8,497$ 75,691 76,955 77,929 78,569 78,771 Ratio 10.9% 11.1% 11.2% 11.0% 10.8% Average total assets for leverage capital purposes (1)

28 SHUSA: Reconciliation of Non-GAAP measures (cont.) $ Millions 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 Risk Based Tier 1 Capital 8,176$ 8,510$ 8,690$ 8,608$ 8,497$ Risk Weighted Assets 59,455 63,155 64,422 64,902 64,959 Ratio 13.8% 13.5% 13.5% 13.3% 13.1% Total Risk Based Risk Based Capital 9,926$ 10,102$ 10,289$ 10,223$ 10,117$ Risk Weighted Assets 59,455 63,155 64,422 64,902 64,959 Ratio 16.7% 16.0% 16.0% 15.8% 15.6% Efficiency Ratio G&A Expenses 483$ 356$ 378$ 355$ 392$ Other Expenses 384 38 33 290 124 867 394 411 645 516 Net interest income 978 431 424 418 401 Fees & other income 258 160 145 143 162 Equity Investment Income - 157 107 107 58 Other non-interest expenses 938 16 61 - 25 2,174$ 764$ 737$ 668$ 646$ Ratio 39.9% 51.6% 55.8% 96.6% 79.9%

29 Sovereign Bank: Non-GAAP to GAAP Reconciliations $ Millions 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 8,066$ 7,871$ 7,966$ 8,001$ 8,027$ Risk Weighted Assets 57,311 60,537 61,574 62,330 62,411 Ratio 14.1% 13.0% 12.9% 12.8% 12.9% Tier 1 Leverage Tier 1 Capital 8,216$ 7,871$ 7,966$ 8,001$ 8,027$ 73,692 74,386 75,434 76,050 76,277 Ratio 11.2% 10.6% 10.6% 10.5% 10.5% Tier 1 Risk Based Tier 1 Capital 8,216$ 7,871$ 7,966$ 8,001$ 8,027$ Low Level Recourse Deduction (57) - - - - 8,159 7,871 7,966 8,001 8,027 Risk Weighted Assets 57,311 60,537 61,574 62,330 62,411 Ratio 14.2% 13.0% 12.9% 12.8% 12.9% Total Risk Based Risk Based Capital 9,430$ 9,133$ 9,241$ 9,283$ 9,311$ Risk Weighted Assets 57,311 60,537 61,574 62,330 62,411 Ratio 16.5% 15.1% 15.0% 14.9% 14.9% Average total assets for leverage capital purposes (1) (1) Total assets adjusted for intangible assets and other regulatory deductions

30 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Bank Texas Ratio Total Equity 12,494$ 12,646$ 12,721$ 12,868$ 12,849$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,220) (3,501) (3,522) (3,547) (3,566) Tangible Common Equity 9,274$ 9,145$ 9,199$ 9,321$ 9,283$ Nonperforming Assets 1,478$ 1,371$ 1,216$ 1,274$ 1,242$ Allowance for loan losses 1,083$ 1,082$ 1,056$ 980$ 1,013$ 90+ DPD accruing 5$ 4$ 3$ 2$ 3$ Texas Ratio 14.32% 13.44% 11.89% 12.39% 12.09% Efficiency Ratio G&A Expenses 353$ 349$ 371$ 347$ 380$ Other Expenses 38 46 38 39 71 391 395 409 386 451 Net interest income 451 471 463 456 443 Fees & other income 108 160 145 143 163 Other non-interest expenses (49) 15 61 - 24 510$ 646$ 669$ 599$ 630$ Ratio 76.7% 61.1% 61.1% 64.4% 71.6%

31 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2008 2009 2010 2011 2012 Efficiency Ratio G&A Expenses 1,514$ 1,276$ 1,212$ 1,307$ 1,447$ Other Expenses 152 575 203 174 194 1,666 1,851 1,415 1,481 1,641 Net interest income 2,022 1,484 1,786 1,823 1,833 Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 1,179$ 1,741$ 2,602$ 2,432$ 2,544$ Ratio 141.3% 106.3% 54.4% 60.9% 64.5%